UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

ENERGOUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36379	46-1318953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3590 North First Street, Suite 330

San Jose, California 95134

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (408) 963-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	WATT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2026, the Board of Directors of Energous Corporation (d/b/a Energous Wireless Power Solutions) (the “Company”) promoted Gregory Sadikoff to Chief Accounting Officer, effective immediately. In this position, Mr. Sadikoff will serve as the Company’s principal accounting officer under SEC rules and regulations.

Mr. Sadikoff, age 41, has served in the Company’s finance/accounting department since February 2024, most recently as Vice President, Finance. Previously, Mr. Sadikoff served as Senior Finance Manager at Knightscope, Inc., an advanced public safety technology company, from May 2022 to February 2024. Earlier in his career, from August 2018 to May 2022, he was a Controller at Compass Group, the nation’s largest family of foodservice and facilities services companies, where he focused on supporting large-scale operations and complex financial reporting requirements. Mr. Sadikoff holds a Bachelor of Arts in Business Economics from the University of California, Santa Barbara, and is a Certified Public Accountant licensed in the State of California.

In his role as Chief Accounting Officer, Mr. Sadikoff will receive an annul base salary of $201,600, subject to annual adjustment by the Company. He is also eligible to participate in the Company’s bonus (initially targeted at 40% of his annual base salary) and equity programs, in each case at the discretion of the Company. Mr. Sadikoff will continue to participate in the benefit programs generally provided by the Company in same manner as in his prior position with the Company.

There are no family relationships between Mr. Sadikoff and any director or executive officer of the Company, and there are no transactions between Mr. Sadikoff and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGOUS CORPORATION

Date: January 16, 2026	By:	/s/ Mallorie Burak
	Name:	Mallorie Burak
	Title:	Chief Executive Officer and Chief Financial Officer